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                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Hartford Mutual Funds II, Inc., do hereby certify, to such officer's knowledge, that:

         The semi-annual report on Form N-CSR of The Hartford Mutual Funds II, Inc. for the period ending April 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date:  June 18, 2003                    By: /s/ David M. Znamierowski
                                           --------------------------------
                                           David M. Znamierowski
                                           Its: President

Date:  June 18, 2003                    By: /s/ Tamara L. Fagely
                                           --------------------------------
                                           Tamara L. Fagely
                                           Its: Vice President, Controller and
                                           Treasurer

A signed original of this written statement required by Section 906 has been provided to The Hartford Mutual Funds II, Inc. and will be retained by The Hartford Mutual Funds II, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.